EPOCH INTERNATIONAL SMALL CAP FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                     Supplement dated March 25, 2008 to the
                     Institutional Shares Prospectus and the
                           Platform Shares Prospectus
                               dated May 1, 2007.

This supplement is to be used with the prospectuses dated May 1, 2007. This supplement together with the prospectuses constitutes current prospectuses.

Effective immediately, Daniel Geber no longer serves as Managing Director, Portfolio Manager and Senior Analyst of the Epoch International Small Cap Fund. Currently, William W. Priest, Emily Baker and Michael A. Welhoelter serve as the Portfolio Managers of the Fund.

                                     *****

The following information replaces the sixth paragraph in the section titled "MANAGEMENT" on page 9 of the Institutional Shares prospectus and page 8 of the Platform Shares prospectus.

Portfolio Managers - William W. Priest, Emily Baker and Michael A. Welhoelter serve as the Portfolio Managers of the Fund.

The following information replaces the eighth paragraph in the section titled "MANAGEMENT" on page 9 of the Institutional Shares prospectus and page 8 of the Platform Shares prospectus.

Emily Baker has served as a Managing Director, Portfolio Manager and Senior Analyst at Epoch Investment Partners, Inc. since 2007. Ms. Baker is the lead Co-Portfolio manager for the Adviser's International Small Cap Strategy and key member of both the Non-U.S. and Global investment teams. Prior to joining the Adviser, Ms. Baker served as a Partner with Level Global, a $2 billion hedge fund, from 2005 until 2007. From 2003 until 2005, she was a Partner and Senior Equity Analyst with Artisan Partners, where she was a key member of the $2.5 billion International Small Cap portfolio team as well as the larger Europe, Australasia and Far East portfolio team. From 1999 until 2002, Ms. Baker held the role of Partner and Managing Director at Chilton Investment Company where she helped manage European equities and start the European Long/Short Equity Fund. From 1995 until 1998, Ms. Baker worked with Mr. Priest as a Vice President, Analyst and Assistant Portfolio Manager at BEA Associates/Credit Suisse Asset Management, where she helped manage $4 billion of European assets. She holds a B.A. in Economics and an M.B.A. in Finance and Marketing from Vanderbilt University.

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